Exhibit 10.31

                            INVESTOR RIGHTS AGREEMENT
                                 ---------------


         This INVESTOR Rights Agreement (this "Agreement") is made and entered into as of June 25, 2002 by and between FIRST LOOK MEDIA, INC., a Delaware corporation (the "Company"), and SEVEN HILLS PICTURES, LLC., a Connecticut limited liability company (the "Purchaser"), with reference to the following facts.

                                    RECITALS:

         A. The Company and the Purchaser have entered into a Securities Purchase Agreement, dated as of May 20, 2002 (the "Purchase Agreement"), pursuant to which the Company has agreed to sell and issue, and the Purchaser has agreed to purchase 2,630,434 shares (the "Purchased Shares") of the common stock, $.001 par value per share, of the Company ("Common Stock"), warrants (the "Warrants") to purchase up to 1,172,422 shares of Common Stock and a Secured Convertible Promissory Note due June 25, 2008 of the Company in the principal amount of $2,000,000 (the "Note"), which is convertible into shares of Common Stock as provided therein.

         B. In connection with, and as a condition to, the Purchaser's purchase of the Purchased Shares, the Warrants and the Note pursuant to the Purchase Agreement, the Company has agreed to enter into this Agreement.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the mutual agreements, covenants, and conditions contained herein, the Company and the Purchaser hereby agree as follows:

SECTION 1. DEFINITIONS

         As used herein:

         (a) The term "Holders" means the Purchaser and all permitted assignees of the Purchaser in accordance with Section 2.11. Reference to a "Holder" means any of the Holders.

         (b) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act (as defined below) and the applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

         (c) For the purposes hereof, the term "Registrable Shares" means and includes (i) the Purchased Shares, (ii) the shares of Common Stock issued or issuable upon exercise of the Warrants, (iii) the shares of Common Stock issued or issuable upon conversion of the Note and (iv) any shares of Common Stock issued, or issuable upon the conversion or exercise of any warrant, right or other security which is issued, as a result of a stock split, dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i), (ii) and (iii) above, excluding in all cases, however, any Registrable Shares transferred or sold by a Holder in a transaction in which his or her rights under Section 2 are not assigned.


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         (d) The term "Securities Act" means the Securities Act of 1933, as amended.

SECTION 2. REGISTRATION RIGHTS

2.1 "Piggyback" Registration.

         (a) If at any time the Company shall determine to file a registration statement under the Securities Act (including pursuant to a demand of any stockholder of the Company exercising registration rights other than pursuant to
Section 2.2 ) any of its Common Stock (other than a registration statement on Form S-4 or S-8 (or any form substituting therefor) relating to an exchange offer or an offer and sale of securities solely to existing stockholders or employees of the Company), it shall send to each Holder written notice of such determination and, if within 15 days after receipt of such notice, such Holder shall so request in writing, the Company shall use its best efforts to include in such registration statement all or any part of the Registrable Shares the Holder requests to be registered, except that if, in connection with any offering involving an underwriting of Common Stock to be issued by the Company, the underwriter shall impose a limitation on the number of shares of Common Stock included in any such registration statement because, in such underwriter's judgment, such limitation is necessary based on market conditions, the number of Registrable Shares and any shares of Common Stock owned by other stockholders to be included in the registration statement shall be allocated among the Holders of Registrable Shares and such stockholders pro rata, based on the number of such Registrable Shares and shares of Common Stock held by each such Holder and stockholder.

         (b) All Holders proposing to distribute Registrable Shares pursuant to this Section 2.1 shall enter into an underwriting agreement in customary form with the underwriter, if any. If any Holder disapproves of the terms of such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter. No incidental right under this Section 2.1 shall be construed to limit any registration required under Section 2.2.

         (c) Notwithstanding any other provision of this Section 2.1, the Company shall have no further obligations under this Section 2.1 after the Holders have been afforded the opportunity in accordance with paragraph (a) of this Section 2.1 to include Registrable Shares in two registrations under the Securities Act; provided, however, that the second such registration shall not be counted as a registration for purposes of this limitation if, in connection with such registration, the number of Registrable Shares to be included is cut back by the underwriter as permitted in paragraph (a) of this Section 2.1 such that the number of Registrable Shares included in such registration, when added to the number of Registrable Shares included in the first of such registrations under this Section 2.1, is less than all of Registrable Shares that the Holders requested be included in both such registrations.

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2.2      Demand Registration.

         (a) Subject to Section 2.13, on one occasion on or after June 25, 2004, a Holder or Holders of at least a majority of the Registrable Shares may require the Company to register such Holder's or Holders' Registrable Shares under the Securities Act. Such Holder or Holders shall notify the Company in writing that it or they intend to offer or cause to be offered for public sale of all or any portion of the Registrable Shares, and within 15 days of its receipt of such notice, the Company will so notify all Holders of Registrable Shares. Upon written request of any Holder given within 15 days after the such Holder's receipt of the Company's notification, the Company will use its best efforts to cause all or any part of the Registrable Shares that may be requested by any Holder thereof (including the Holder or Holders giving the initial notice of intent to offer (each, an "Initiating Holder" and, collectively, the "Initiating Holders")) to be registered under the Securities Act as expeditiously as possible.

         (b) If the Initiating Holders intend to distribute the Registrable Shares covered by their request by means of an underwriting, they shall so advise the Company as part of their request and the Company shall include such information in the written notice referred to above. If the Initiating Holders intend not to distribute the Registrable Shares by means of an underwriting, as a condition to the Company's obligations under this Section 2.2 to register a Holder's Registrable Shares, such Holder shall agree, in writing, not to sell during any 90-day period following the effectiveness of such registration a number of Registrable Shares that exceeds the greater of (i) 25% of such Holder's Registrable Shares included in such registration or (ii) 5% of the outstanding shares of Common Stock as of the effectiveness of such registration.

         (c) The underwriter shall be selected by the Initiating Holder or Initiating Holders who hold a majority of the Registrable Shares held by the Initiating Holders and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include his or her Registrable Shares in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Shares in the underwriting to the extent provided herein. All Holders proposing to distribute Registrable Shares through such underwriting shall enter into an underwriting agreement in customary form with the underwriters selected for such underwriting.

         (d) Notwithstanding the foregoing, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Shares which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Shares that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Shares of the Company owned by each Holder; provided, however, that the number of Registrable Shares to be included in such underwriting shall not be reduced unless all other securities other than those proposed to be sold by the Holders are first entirely excluded from the underwriting.

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         (e) Notwithstanding the foregoing, the Company shall not be obligated pursuant to this Section 2.2 to effect, or to take any action to effect, any registration (i) after the Company has effected a registration pursuant to this
Section 2.2 and such registration has been declared or ordered effective, (ii) during the period beginning 60 days prior to the Company's estimated date of filing of, and ending 180 days after the effective date of a registration statement filed by the Company under the Securities Act (other than a registration relating solely to the sale of securities to participants in a Company employee benefit or stock option plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective, (iii) if the Initiating Holders propose to dispose of shares of Registrable Shares that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.3, (iv) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act, or (v) if the Company shall furnish to such Holders a certificate signed by the Chairman of the Board of the Company stating that in the good-faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed in the near future, then the Company's obligations under this Section 2.2 shall be deferred for a period not to exceed 90 days from the date of receipt of the written registration request of the Initiating Holders; provided, however, that the Company shall not utilize this right more than once in any 12-month period. Upon effectiveness of a registration statement filed under this Section 2.2 and otherwise complying with this Agreement, no Holder (whether or not such Holder elected to include Registrable Shares in such registration statement) shall have any right to make any further demand for registration under this Section 2.2.

2.3 Registration on Form S-3. In case the Company shall receive from a Holder or Holders of at least 20% of the Registrable Shares a written request or requests that the Company effect a registration on Form S-3 (or any similar form promulgated by the Securities and Exchange Commission) of all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

         (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

         (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Shares as are specified in such request, together with all or such portion of the Registrable Shares of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 2.3: (1) if Form S-3 is not available for such offering by the Holders or the Company is not eligible to use Form S-3 for such offering by the Holders; (2) if the Company shall furnish to the Holders a certificate signed by the Chairman of the Board of the Company stating that in the good-faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 90 days after receipt of the request of the Holder or Holders under this Section 2.3; provided, however, that the Company shall not utilize this right more than once in any 12-month period; (3) if the Holders are otherwise eligible to sell all of their Registrable Shares within a 90-day period under Rule 144 of the Securities Act; (4) if the Company has already effected two registrations on Form S-3 for the Holders pursuant to this Section 2.3; or (5) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

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         (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Shares and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this Section 2.3 shall not be counted as a demand for registration effected pursuant to Section 2.1 or 2.2.

2.4 Holder Information. In connection with any registration statement which covers any Registrable Shares of a Holder, such Holder shall furnish to the Company in writing such information and affidavits with respect to such Holder as the Company reasonably requests for use in connection with such registration statement. A Holder's compliance with its obligations in this Section 2.4 shall be a condition precedent to the Company's obligations hereunder with respect to such Holder's Registrable Shares.

2.5 Effectiveness. The Company will use its best efforts to maintain the effectiveness for up to 90 days of any registration statement pursuant to which any of the Registrable Shares are being offered; provided, however, that: (i) such 90-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company and (ii) in the case of any registration of Registrable Shares on Form S-3 which are intended to be offered on a continuous or delayed basis, such 90-day period shall be extended, if necessary, to keep the registration statement effective until the earlier to occur of (A) three months following the effectiveness of the registration statement, or (B) the date that all such Registrable Shares are sold, provided that Rule 415 promulgated under the Securities Act, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (A) includes any prospectus required by Section 10(a)(3) of the Securities Act or
(B) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (A) and (B) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in the registration statement. The Company will from time to time amend or supplement such registration statement and the prospectus contained therein as and to the extent necessary to comply with the Securities Act and any applicable state securities statute or regulation.

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2.6      Indemnification.

         (a) Indemnification of the Holders. In the event that the Company registers any of the Registrable Shares under the Securities Act, the Company will indemnify and hold harmless each Holder and each underwriter of the Registrable Shares so registered (including any broker or dealer through whom such shares may be sold) and each person, if any, who controls such Holder or any such underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities (or any action in respect thereof), joint or several, to which they or any of them become subject under the Securities Act or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse each such Holder, each such underwriter and each such controlling person, if any, for any legal or other expenses reasonably incurred by them or any of them, as such expenses are incurred, in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the prospectus (or the registration statement or prospectus as from time to time amended or supplemented); (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading; or
(iii) any violation by the Company of the Securities Act, the Exchange Act, a state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law; provided, however, that the indemnity contained in this Section 2.6(a) will not apply where such untrue statement or omission was made in such registration statement, preliminary or amended preliminary prospectus or prospectus in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such Holder of Registrable Shares, any such underwriter or any such controlling person (or any of their representatives, agents or employees) expressly for use therein. Promptly after receipt by any Holder of Registrable Shares, any underwriter or any controlling person of notice of the commencement of any action in respect of which indemnity may be sought against the Company, such Holder of Registrable Shares, or such underwriter or such controlling person, as the case may be, will notify the Company in writing of the commencement thereof, and, subject to the provisions hereinafter stated, the Company shall assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to such Holder of Registrable Shares, such underwriter or such controlling person, as the case may be), and the payment of expenses insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Company. Such Holder of Registrable Shares, any such underwriter or any such controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof in the event the representation of such Holder, underwriter or controlling person by counsel retained by or on the behalf of the Company would be inappropriate due to conflicts of interest between any such person and any other party represented by such counsel in such proceeding or action, in which case the Company shall pay, as incurred, the fees and expenses of such separate counsel. The Company shall not be liable to indemnify any person under this
Section 2.6(a) for any settlement of any such action effected without the Company's consent (which consent shall not be unreasonably withheld). The Company shall not, except with the approval of each party being indemnified under this Section 2.6(a) (which approval will not be unreasonably withheld), consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to the parties being so indemnified of a release from all liability in respect to such claim or litigation.

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         (b) Indemnification of the Company. In the event that the Company registers any of the Registrable Shares under the Securities Act, each Holder of the Registrable Shares so registered will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each underwriter of the Registrable Shares so registered (including any broker or dealer through whom any of such shares may be sold) and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities (or any action in respect thereof), joint or several, to which they or any of them may become subject under the Securities Act or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse the Company and each such director, officer, underwriter or controlling person for any legal or other expenses reasonably incurred by them or any of them, as such expenses are incurred, in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the prospectus (or the registration statement or prospectus as from time to time amended or supplemented) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such Holder or any of its representatives expressly for use therein; provided, however, that such Holder's obligations hereunder shall be limited to an amount equal to the proceeds to such Holder of the Registrable Shares sold in such registration. Promptly after receipt of notice of the commencement of any action in respect of which indemnity may be sought against such Holder of Registrable Shares, the Company will notify such Holder of Registrable Shares in writing of the commencement thereof, and such Holder of Registrable Shares shall, subject to the provisions hereinafter stated, assume the defense of such action (including the employment of counsel, who shall be counsel satisfactory to the Company) and the payment of expenses insofar as such action shall relate to the alleged liability in respect of which indemnity may be sought against such Holder of Registrable Shares. The Company and each such director, officer, underwriter or controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof in the event the representation of the Company, any of its officers or directors or any underwriter or controlling person by counsel retained by or on the behalf of such Holder would be inappropriate due to conflicts of interest between any such person and any other party represented by such counsel in such proceeding or action, in which case such Holder shall pay, as incurred, the fees and expenses of such separate counsel. Notwithstanding the two preceding sentences, if the action is one in which the Company may be obligated to indemnify any Holder of Registrable Shares pursuant to Section 2.5(a), the Company shall have the right to assume the defense of such action, subject to the right of such Holders to participate therein as permitted by Section 2.5(a). Such Holder shall not be liable to indemnify any person for any settlement of any such action effected without such Holder's consent (which consent shall not be unreasonably withheld). Such Holder shall not, except with the approval of the Company (which approval shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to the party being so indemnified of a release from all liability in respect to such claim or litigation.

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2.7 Contribution. If the indemnification provided for in Section 2.6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

2.8 Exchange Act Requirements. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Securities Exchange Commission (the "SEC") that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

         (a) use its best efforts to make and keep public information available, as those terms are understood and defined in Rule 144;

         (b) use its best efforts to continue in effect the registration of Common Stock under Section 12 of the Exchange Act;

         (c) file on a timely basis with the SEC all information that the SEC may require under either of Section 13 or Section 15(d) of the Exchange Act and, so long as it is required to file such information, take all action that may be required as a condition to the availability of Rule 144 (or any successor exemptive rule hereinafter in effect) with respect to Common Stock; and

         (d) furnish to any Holder forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company as filed with the SEC, and (iii) any other reports and documents that a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such Registrable Shares without registration.

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2.9 Further Obligations of the Company. Whenever the Company is required hereunder to register Registrable Shares, it agrees that it shall also do the following:

         (a) Furnish to each selling Holder such copies of each preliminary and final prospectus and any other documents that such Holder may reasonably request to facilitate the public offering of its Registrable Shares;

         (b) Use its best efforts to register or qualify the Registrable Shares to be registered pursuant to this Agreement under the applicable securities or "blue sky" laws of such jurisdictions as any selling Holder may reasonably request; provided, however, that the Company shall not be obligated to qualify to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to the service of process in suits other than those arising out of the offer or sale of the securities covered by the registration statement in any jurisdiction where it is not then so subject;

         (c) Notify each Holder of Registrable Shares covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

         (d) Cause all such Registrable Shares registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

         (e) Provide a transfer agent and registrar for all Registrable Shares registered pursuant hereunder and a CUSIP number for all such Registrable Shares, in each case not later than the effective date of such registration;

         (f) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement;

         (g) Furnish, at the request of any Holder requesting registration of Registrable Shares pursuant to this Section 2, on the date that such Registrable Shares are delivered to the underwriters for sale in connection with a registration pursuant to this Section 2, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective:

                  (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Shares; and

                  (ii) "comfort" letters signed by the Company's independent public accountants who have examined and reported on the Company's financial statements included in the registration statement, to the extent permitted by the standards of the American Institute of Certified Public Accountants, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants' "comfort" letters) with respect to events subsequent to the date of the financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' "comfort" letters delivered to the underwriters in underwritten public offerings of securities, but only if and to the extent that the Company is required to deliver or cause the delivery of such opinion or "comfort" letters to the underwriters in an underwritten public offering of securities;

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         (h) Permit each selling Holder or his or her counsel or other representatives to inspect and copy such corporate documents and records as may reasonably be requested by them; and

         (i) Furnish to each selling Holder, upon request, a copy of all documents filed and all correspondence from or to the SEC in connection with any such offering unless confidential treatment of such information has been requested of the SEC.

2.10 Expenses. In the case of a registration under Section 2.1, 2.2 or 2.3, the Company shall bear all costs and expenses of each such registration, including, but not limited to, printing, legal and accounting expenses, SEC filing fees and "blue sky" fees and expenses; provided, however, that the Company shall have no obligation to pay or otherwise bear (i) any portion of the fees or disbursements of counsel for the Holders in connection with the registration of their Registrable Shares, (ii) any portion of the underwriter's commissions or discounts, expense allowance or fees or stock transfer taxes attributable to the Registrable Shares being offered and sold by the Holders of Registrable Shares, or (iii) any of such expenses if the payment of such expenses by the Company is prohibited by the laws of a state in which such offering is qualified and only to the extent so prohibited; and provided further, that, in the event any registration under the Securities Act is initiated by any Holders of Registrable Shares pursuant to Section 2.2 or 2.3 and such registration is thereafter withdrawn or terminated by such holders for reasons other than the occurrence of one or more events regarding the Company, which event or events may have a material adverse affect upon the business, financial condition or results of operations of the Company, and such Holders learn of such event or events after the date of the demand for registration and prior to the date of withdrawal or termination by them and such withdrawal or termination occurs with reasonable promptness thereafter, then the Company shall have no obligation to pay or otherwise bear any fees, expenses or other costs arising out of or relating to such registration, unless, in the case of a registration under Section 2.2, such Holders relinquish their right to a demand registration under such section.

2.11 Transfer of Registration Rights. The registration rights of a Holder of Registrable Shares under this Agreement may be transferred and assigned to a transferee of any of Registrable Shares, provided the transferee agrees in connection therewith to be bound by the terms of this Agreement and the Company is given written notice of such transfer.

2.12 No Other Rights. The Company will not grant registration rights to any person or entity that are superior to the rights granted hereunder without first obtaining the prior written consent of the Holders of a majority of the Registrable Shares.

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2.13 Market Stand-Off Agreement. Provided that all Holders are treated equally and all officers and directors of the Company are also so bound, no Holder shall, to the extent requested by any managing underwriter of the Company, sell or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Registrable Shares during a period (the "Stand-Off Period") not to exceed 120 days following the effective date of a registration statement of any offering of the Company under the Securities Act (or in each case such shorter period as the Company or managing underwriter may authorize), and except in each case, for securities sold as part of the offering covered by such registration statement in accordance with the provisions of this Agreement. In order to enforce the foregoing covenant, the Company may impose stock transfer restrictions with respect to the Registrable Shares of each Holder until the end of the Stand-Off Period. Notwithstanding the foregoing, the obligations described in this Section 2.13 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to an SEC Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future.

2.14 Termination of Registration Rights. The obligations of the Company to register any Holder's Registrable Shares pursuant to this Section 2 shall terminate as to such Holder upon (i) the date seven years after the date of this Agreement or (ii) earlier if all of a Holder's Registrable Shares may be sold under Rule 144 during any 90-day period.

SECTION 3. COVENANTS OF THE COMPANY

3.1 Basic Financial Information and Reporting.

         (a) The Company will maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied, and will set aside on its books all such proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied.

         (b) As soon as practicable after the end of each fiscal year of the Company, and in any event within 90 days thereafter, the Company will furnish the Purchaser with a consolidated balance sheet of the Company, as at the end of such fiscal year, and a consolidated statement of income and a consolidated statement of cash flows of the Company, for such year, all prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail. Such financial statements shall be accompanied by a report and opinion thereon by independent public accountants of national standing selected by the Company's Board of Directors.

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(c) The Company will furnish the Purchaser, as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within 45 days thereafter, a consolidated balance sheet of the Company as of the end of each such quarterly period, and a consolidated statement of income and a consolidated statement of cash flows of the Company for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles, with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made.

3.2 Inspections Rights. The Purchaser shall have the right to visit and inspect any of the properties of the Company or any of its subsidiaries, and to discuss the affairs, finances and accounts of the Company or any of its subsidiaries with its officers, and to review such information as is reasonable requested all at such reasonable times and as often as may be reasonably requested; provided, however, that the Company shall not be obligated under this Section 3.2 with respect to a competitor of the Company or with respect to information which the Board of Directors determines in good faith is confidential and should not, therefore, be disclosed.

3.3 Confidentiality of Records. The Purchaser agrees to use, and to use its best efforts to insure that its authorized representatives use, the same degree of care as the Purchaser uses to protect its own confidential information to keep confidential any information furnished to it which the Company identifies as being confidential or proprietary (so long as such information is not in the public domain), except that the Purchaser may disclose such proprietary or confidential information to any officer, director, manager, adviser or agent of the Purchaser for the purpose of evaluating its investment in the Company as long as such officer, director, manager, adviser or agent is advised of the confidentiality provisions of this Section 3.3.

SECTION 4. MISCELLANEOUS

4.1 Assignment. Subject to Section 2.11, this Agreement shall be binding upon and inure to the benefit of the respective heirs, successors and assigns of the parties hereto.

4.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

4.3 Amendment. Any modification, amendment, or waiver of this Agreement or any provision hereof, either retroactively or prospectively, shall be in writing and executed by the Company and the Holders of not less than 66 2/3% of the Registrable Shares, which shall be binding upon all of the parties hereto. Notwithstanding the foregoing, no amendment or waiver shall discriminate against any Holder of Registrable Shares vis a vis the other Holders of Registrable Shares without the written consent of such affected Holder.

4.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

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4.5 Notice. Any notices and other communications required or permitted under this Agreement shall be effective if in writing and delivered personally or sent by telecopier, federal express or registered or certified mail, postage prepaid, addressed as follows:

      If to the Purchaser, to:           Seven Hills Pictures, LLC
                                         1041 North Formosa Avenue
                                         West Hollywood, California 90046
                                         Attention:  Reverge Anselmo
                                         Facsimile: (323) 850-3887
      with a copy to:                    Troy & Gould Professional Corporation
                                         1801 Century Park East
                                         16th Floor
                                         Los Angeles, California  90067
                                         Attention: Gary O. Concoff, Esq.
                                         Facsimile:  (310) 201-4746
      If to the Company, to:             First Look Media, Inc.
                                         8000 Sunset Boulevard
                                         Penthouse E
                                         Los Angeles, California 90046
                                         Attention:  William F. Lischak
                                         Facsimile:  (323) 855-0719
      with a copy to:                    Graubard Miller
                                         600 Third Avenue
                                         New York, New York 10016
                                         Attention: David Alan Miller, Esq.
                                         Facsimile:  (212) 818-8881

         Unless otherwise specified herein, such notices or other communications shall be deemed effective (a) on the date delivered, if delivered personally,
(b) two business days after being sent, if sent by Federal Express, (c) one business day after being sent, if sent by telecopier with confirmation of good transmission and receipt, and (d) three business days after being sent, if sent by registered or certified mail. Each of the parties herewith shall be entitled to specify another address by giving notice as aforesaid to each of the other parties hereto.

4.6 Facsimile Signatures. Any signature page delivered by a fax machine or telecopy machine shall be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto. Any party who delivers such a signature page agrees to later deliver an original counterpart to any party which requests it.

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4.7 Attorneys' Fees. If any action at law or equity, including an action for declaratory relief, is brought to enforce or interpret any provision of this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and expenses from the other party, which fees and expenses shall be in addition to any other relief which may be awarded.

                            [SIGNATURE PAGE FOLLOWS]


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         IN WITNESS WHEREOF, the parties hereto have caused this Investor Rights
Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                         FIRST LOOK MEDIA, INC.



                                         By:  /s/ Christopher Cooney
                                            -------------------------------
                                            Name:   Christopher Cooney
                                            Title:  Chief Executive Officer



                                         SEVEN HILLS PICTURES, LLC



                                         By: /s/ Reverge Anselmo
                                            -------------------------------
                                            Name:   Reverge Anselmo
                                            Title:  Manager


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